                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 7, 2005

                                  ------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             EVERLAST WORLDWIDE INC.

                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                      0-25918                  13-3672716
  --------------------         ------------------          ------------------
   (State or Other                (Commission               (IRS Employer
   Jurisdiction of                File Number)             Identification No.)
   Incorporation)

               1350 Broadway, Suite 2300, New York, New York 10018
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                     (Address of Principal Executive Office)

                                 (212) 239-0990
                                 --------------
              (Registrant's telephone number, including area code)

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                   (Former Name, if Changed Since Last Report)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

     On July 7, 2005,  the  registrant  received  notice from Ruth Cinque  Kriss tending  her  voluntary  resignation  as a member of the  registrant's  board of directors, effective immediately.

     On July 11,  2005,  the  registrant's  board of  directors  appointed  Seth
Horowitz  to  replace  Ms.  Kriss  as a  member  of the  registrant's  board  of directors.  In  addition,  on  July  11,  2005,  the  corporate  governance  and nomination  committee  of the  registrant's  board of  directors  appointed  Mr.
Horowitz  as  president  and chief  operating  officer  of the  registrant.  Mr.
Horowitz is the son of George Q.  Horowitz,  the  registrant's  chief  executive officer and the chairman of the registrant's board of directors.

     Seth Horowitz,  28, most recently served as the registrant's executive vice president, a position he has held since the beginning of 2001. In such capacity,
Mr.  Horowitz was  instrumental  in developing the  registrant's  sporting goods business and signing major licenses, including agreements with Jacques Moret and
Footstar.  Mr.  Horowitz's   responsibilities  included  working  directly  with
management at all sporting goods and mid-tier department stores to promote sales of the registrant's  products.  Prior to becoming executive vice president,  Mr.
Horowitz,  served as the director of the men's division of Active Apparel Group,
Inc. from 1998 until October 2000 where he helped  significantly  grow the men's activewear  business.  Active Apparel Group merged with Everlast Sporting Goods,
Mfg. in October 2000 at which time Mr. Horowitz  performed similar functions for
Everlast  Sporting Goods, Mfg. until his appointment as executive vice president of the registrant.

     For additional information, reference is made to the press release attached hereto as EXHIBIT 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

99.1 Press release of Everlast Worldwide Inc. dated July 11, 2005.

           [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]

                                      -2-

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                   EVERLAST WORLDWIDE INC.

July 11, 2005                      By: /s/ Gary J. Dailey
                                      ------------------------------------------
                                      Name:  Gary J. Dailey
                                      Title: Chief Financial Officer